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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                  March 6, 2001

                               QLOGIC CORPORATION
             (Exact name of registrant as specified in its charter)

      Delaware 0-23298              33-0537669                 (IRS Employer
(State or other jurisdiction   (Commission File Number)      Identification No.)
     of incorporation)

26600 Laguna Hills Drive, Aliso Viejo, CA                          92656
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (949) 389-6000


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ITEM 5. - OTHER EVENTS.

     On February 27, 2001, QLogic Corporation (the "Company") issued a press release detailing the sale of assets, including the sale of its AdaptiveRAID(R) technology, located at its Boulder, Colorado facility to YottaYotta, Inc., a New Brunswick Canada corporation. A copy of the press release is attached as Exhibit
99.1 and incorporated herein by this reference.


ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS

     (c) EXHIBITS.

     EXHIBIT NUMBER                   DESCRIPTION
     --------------                   -----------

          99.1            Press Release dated February 27, 2001.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     QLOGIC CORPORATION


March 6, 2001                        /s/ Thomas R. Anderson
                                     -------------------------------------------
                                         Thomas R. Anderson
                                         Vice President-Finance, Chief Financial
                                         Officer


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                                  EXHIBIT INDEX

EXHIBIT                                                          SEQUENTIAL PAGE
NUMBER                     DESCRIPTION                                NUMBER
------                     -----------                                ------

 99.1         Press Release dated February 27, 2001.                     5


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